UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):   August 25, 2022

GSI Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33387	77-0398779
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1213 Elko Drive Sunnyvale, California 94089
(Address of principal executive offices)

Registrant's telephone number, including area code:

(408) 331-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.001 par value	GSIT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The description of the Restated Charter (as defined below) included under Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)       On August 25, 2022, the stockholders of GSI Technology, Inc. (the “Company”) approved the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation (the “Restated Charter”) in the form attached to this Current Report on Form 8-K as Exhibit 3.1. The Restated Charter was previously approved by the Company’s Board of Directors (the “Board”) on January 25, 2022, and was filed with the Secretary of State of the State of Delaware on August 25, 2022.

The Restated Charter removed language that limited the removal of directors only for cause and instead provides that the Company’s directors may be removed from office at any time by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class. The Restated Charter also amended other provisions of the Company’s prior Amended and Restated Certificate of Incorporation to, among other things, remove historical provisions related to the preferred stock that was outstanding prior to the Company’s initial public offering, decrease the number of authorized shares of preferred stock that the Company is authorized to issue to 5,000,000 and update the number of authorized directors referenced therein to reflect that the Board currently has eight (8) members.

The foregoing description of the Restated Charter does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Charter, which is incorporated into this Item 5.03 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on August 25, 2022. At the annual meeting, the matters set forth below were submitted to a vote of the Company’s stockholders. The final tally of shares voted for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

1.	The Company’s stockholders elected the following eight persons to serve on the Company’s Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified, with the votes cast as follows:

Director Nominees	For	Withhold	Broker Non-Vote
Jack A. Bradley	15,441,802	2,308,654	2,541,050
Elizabeth Cholawsky	15,385,542	2,364,914	2,541,050
Haydn Hsieh	15,546,679	2,203,777	2.541.050
Kim Le	15,527,861	2,222,595	2,541,050
Ruey L. Lu	15,422,185	2,328,271	2,541,050
Barbara Nelson	15,490,819	2,259,637	2,541,050
Lee-Lean Shu	15,539,361	2,211,095	2,541,050
Robert Yau	15,554,853	2,195,603	2,541,050

2.	The Company’s stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023, with the votes cast as follows:

Votes For:	17,861,001
Votes Against:	443,817
Abstentions:	1,986,688
Broker Non-Votes:	0

3.	The Company’s stockholders approved an advisory (non-binding) resolution regarding the fiscal 2022 compensation of the executive officers named in the Summary Compensation Table, as disclosed in the Company’s proxy statement for the annual meeting, with the votes cast as follows:

Votes For:	13,395,504
Votes Against:	4,135,539
Abstentions:	219,413
Broker Non-Votes:	2,541,050

4.	The Company’s stockholders approved the Restated Charter, with the votes cast as follows:

Votes For:	17,564,801
Votes Against:	141,438
Abstentions:	44,217
Broker Non-Votes:	2,541,050

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

3.1	Amended and Restated Certificate of Incorporation of GSI Technology, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2022

GSI Technology, Inc.

By:	/s/ Douglas M. Schirle
Douglas M. Schirle
Chief Financial Officer

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